UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2007

Southridge Technology Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1404 North Main, Suite 200
Meridian, Idaho 83642
(Address of Principal Executive Offices, including zip code)

(208) 288-5550
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is being filed to amend and supplement the Form 8-K that we filed on July 17, 2007 (the “Form 8-K”) in order to: (i) amend and restate the Security Ownership of Certain Beneficial Owners and Managers contained in the description of the Merger under Item 2.01; (ii) amend and restate the disclosure under Item 4.01 to state that (a) there were no disagreements with Li & Company, PC our independent public accounting firm, from the date of their engagement on January 10, 2007 through the date of their dismissal on July 13, 2007 and (b) there were no consultations with HJ & Associates, L.L.C. up through the date of their engagement on July 16, 2007; (iii) file an updated letter from Li & Company, PC stating that the agree with the amended disclosure in this Form 8-K/A; and (iv) attach as an exhibit to the Form 8-K our amended and restated bylaws adopted as of July 13, 2007.

Item 2.01. Completion of Acquisition or Disposition of Assets

Security Ownership of Certain Beneficial Owners and Management

As of the close of the Merger and the Dividend, the following persons were directors and Named Executive Officers or others with beneficial ownership of five percent or more of our common stock. The information set forth below has been determined in accordance with Rule 13d-3 under the Exchange Act based upon information furnished to us or to the SEC by the persons listed. Unless otherwise noted in the footnotes to the table, each person has sole voting and investment power as to all of the shares owned. The address of each person is 1404 N. Main Street, Ste 200, Meridian, Idaho 83642 unless otherwise specified.

Beneficial Owner	Shares Beneficially Owned	Percent of Class
Directors
Daniel Chen (1)	9,582,257	10.52%
Jonathan Houssian (2)	8,809,102	9.67%
Mathew Chen	-	*
Mark Auerbach (3)	474,999	*
Peter Williams (4)	64,501	*
Named Executive Officers
Peter Sopka	-	*
Earl Sullivan (5)	1,040,996	*
Patrick Poisson	-	*
Other Beneficial Owners
BTR Global Opportunity Trading Limited (6)	6,250,000	6.95%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Includes (i) 8,579,450 shares held by Daniel Chen and (ii) 1,002,807 shares issuable upon exercise of warrants. The two year term of these warrants will not begin and they will not be exercisable until the effectiveness of the Restated Charter.

(2)
Jonathan Houssian, the Managing Member of Tiburon LLC, exercises sole vote and dispositive power with respect to the shares held by Tiburon LLC. Includes (i) 8,276,197 shares held by Tiburon LLC and (ii) 532,905 shares issuable upon exercise of warrants held by Tiburon LLC. The two year term of these warrants will not begin and they will not be exercisable until the effectiveness of the Restated Charter.

(3)
Includes (i) 316,666 shares held by Susan Auerbach and (ii) 158,333 shares issuable upon exercise of warrants held by Susan Auerbach. The two year term of these warrants will not begin and they will not be exercisable until the effectiveness of the Restated Charter. Susan Auerbach is the wife of Mark Auerbach and exercises sole voting and dispositive power with the respect to shares held by her.

(4)
Includes (i) 41,667 shares held by Peter Williams and (ii) 22,834 shares issuable upon exercise of warrants held by Peter Williams. The two year term of these warrants will not begin and they will not be exercisable until the effectiveness of the Restated Charter. All shares of Common Stock are held as tenants in common by Mr. Williams and members of his family in which Mr. Williams has a 20% beneficial ownership interest.

(5)	Includes (i) 970,036 shares held by Earl Sullivan and (ii) 70,960 shares issuable upon exercise of warrants.

(6)
Danny Guy, the Managing Member of Salida Capital LLC, the investment advisor of BTR Global Opportunity Trading Limited (“BTR Opportunity”), exercises sole vote and dispositive power with respect to the shares held by BTR Opportunity. BTR Opportunity is owned and ultimately controlled by BTR Capital Limited. Includes (i) 4,166,667 shares held by BTR Opportunity, and (ii) 2,083,333 shares issuable upon exercise of warrants. The two year term of these warrants will not begin and they will not be exercisable until the effectiveness of the Restated Charter. BTR Opportunity’s address is c/o Ogier Fiduciary Services (Cayman) Limited Queensgate House, 5th Floor 113 South Church Street P.O. Box 1234 GT George Town, Grand Cayman, Cayman Islands.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective as of July 13, 2007, we dismissed Li & Company, PC as our independent accountants. On July 25, 2007 we retained Li & Company to perform a review of the our financial statements for the fiscal quarter ended June 30, 2007; provided that such review will not include a review of the financial statements of RxElite. Li & Company, PC had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Li & Company, PC is that, following the consummation of the Merger on July 13, 2007 (i) the former stockholders of RxElite owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by RxElite. The independent registered public accountant of RxElite was the firm of HJ & Associates, L.L.C. We believe that it is in our best interest to have HJ & Associates, L.L.C. continue to work with our business, and we therefore retained HJ & Associates, L.L.C. as our new independent registered accounting firm, effective as of July 16, 2007. HJ & Associates, L.L.C. is located at 50 West Broadway, Suite 600, Salt Lake City, Utah 84101.

The report of Li & Company, PC on our September 30, 2006 financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern. The decision to change accountants was approved by our board of directors on July 13, 2007.

During our two most recent fiscal years and the subsequent interim period from January 10, 2007 (the date of engagement of Li & Company, PC) through the original date of dismissal on July 13, 2007, there were no disagreements with Li & Company, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Li & Company, PC, would have caused it to make reference to the matter in connection with its reports.

We had made the contents of this Current Report available to Li & Company, PC and requested it to furnish a letter addressed to the SEC as to whether Li & Company, PC agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of Li & Company, PC’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

As of July 16, 2007, HJ & Associates, L.L.C. was engaged as our new independent registered public accountants. The appointment of HJ & Associates, L.L.C. was approved by our board of directors. During our two most recent fiscal years and the subsequent interim period through July 16, 2007 (the date of engagement of HJ & Associates, L.L.C.), we did not consult HJ & Associates, L.L.C. regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

3.3	Amended and Restated Bylaws of Southridge Technology Group, Inc.

16.1	Letter from Li & Company, PC, dated August 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHRIDGE TECHNOLOGY GROUP, INC.

August 3, 2007	By:	/s/ Daniel Chen
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

3.3	Amended and Restated Bylaws of Southridge Technology Group, Inc.

16.1	Letter from Li & Company, PC, dated August 3, 2007.